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WCMA® LOAN AND SECURITY AGREEMENT

WCMA LOAN AND SECURITY AGREEMENT NO. 876-07H74 (“Loan Agreement”) dated as of January 6, 2003, between DERMA SCIENCES, INC., a corporation organized and existing under the laws of the State of Pennsylvania having its principal office at 214 Carnegie Center, Suite 100, Princeton, NJ 08540 (“Customer”), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 222 North LaSalle Street, Chicago, IL 60601 (“MLBFS”).

Pursuant to that certain WORKING CAPITAL MANAGEMENT® ACCOUNT AGREEMENT NO. 876-07H74 and the accompanying Program Description (as the same may be, or have been, amended, modified or supplemented, the “WCMA Agreement”) between Customer and MLBFS’ affiliate, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (“MLPF&S”), Customer opened, or shall prior to the Activation Date open, a Working Capital Management Account pursuant to the “WCMA Service” and the “WCMA Program” described in the WCMA Agreement and any documents incorporated therein. The WCMA Agreement is by this reference incorporated as a part hereof. In conjunction therewith and as part of the WCMA Program, Customer has requested that MLBFS provide, and subject to the terms and conditions herein set forth MLBFS has agreed to provide, a commercial line of credit for Customer.

Accordingly, and in consideration of the premises and of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

Article I. DEFINITIONS

1.1 Specific Terms. In addition to terms defined elsewhere in this Loan Agreement, when used herein the following terms shall have the following meanings:

“Activation Date” shall mean the date upon which MLBFS shall cause the WCMA Line of Credit to be fully activated under MLPF&S’ computer system as part of the WCMA Program.

“Bankruptcy Event” shall mean any of the following: (i) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, liquidation, winding up or receivership law or statute shall be commenced, filed or consented to by any Credit Party; or (ii) any such proceeding shall be filed against any Credit Party and shall not be dismissed or withdrawn within sixty (60) days after filing; or (iii) any Credit Party shall make a general assignment for the benefit of creditors; or (iv) any Credit Party shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or (v) any Credit Party shall be adjudicated a bankrupt or insolvent; or (vi) any Credit Party shall take advantage of any other law or procedure for the relief of debtors or shall take any action for the purpose of or with a view towards effecting any of the foregoing; or (vii) a receiver, trustee, custodian, fiscal agent or similar official for any Credit Party or for any substantial part of any of their respective property or assets shall be sought by such Credit Party or appointed.

“Business Day” shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

“Business Guarantor” shall mean every Guarantor that is not a natural person.

“Certificate of Compliance” shall mean, as applicable, that duly executed certificate, substantially the same form as Exhibit B attached hereto to the extent such certificate shall be applicable, of the president, chief financial officer or chief executive officer of Customer, certifying as to the matters set forth in such certificate.

“Collateral” shall mean the WCMA Account, all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents, Instruments, Investment Property and Financial Assets of Customer, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in Section 3.6 (b) hereof.

“Commitment Expiration Date” shall mean February 1, 2003.

“Credit Party” and “Credit Parties” shall mean, individually or collectively, the Customer, all Guarantors and all Pledgors.

“Default” shall mean either an “Event of Default” as defined in Section 3.5 hereof, or an event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

“Default Rate” shall mean an annual interest rate equal to the lesser of: (i) two percentage points over the Interest Rate; or (ii) the highest interest rate allowed by applicable law.

“Event of Loss” shall mean the occurrence whereby any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated.

“Excess Interest” shall mean any amount or rate of interest (including the Default Rate and, to the extent that they may be deemed to constitute interest, any prepayment fees, late charges and other fees and charges) payable, charged or received in connection with any of the Loan Documents which exceeds the maximum amount or rate of interest permitted under applicable law.

“GAAP” shall mean the generally accepted accounting principles in effect in the United States of America from time to time.

“General Funding Conditions” shall mean each of the following conditions to any WCMA Loan by MLBFS hereunder: (i) Customer shall have validly subscribed to and continued to maintain the WCMA Account with MLPF&S, and the WCMA Account shall then be reflected as an active “commercial” WCMA Account (i.e., one with line of credit capabilities) on MLPF&S’ WCMA computer system; (ii) no Default or Event of Default shall have occurred and be continuing or would result from the making of any WCMA Loan hereunder by MLBFS; (iii) there shall not have occurred and be continuing any material adverse change in the business or financial condition of any Credit Party; (iv) all representations and warranties of all of the Credit Parties herein or in any of the Loan Documents shall then be true and correct in all material respects; (v) MLBFS shall have received this Loan Agreement and all of the other Loan Documents duly executed and filed or recorded where applicable, all of which shall be in form and substance satisfactory to MLBFS; (vi) MLBFS shall have received evidence satisfactory to it as to the ownership of the Collateral and the perfection and priority of MLBFS’ liens and security interests thereon, as well as the ownership of and the perfection and priority of MLBFS’ liens and security interests on any other collateral for the Obligations furnished pursuant to any of the Loan Documents; (vii) MLBFS shall have received evidence satisfactory to it of the insurance required hereby or by any of the Loan Documents; and (viii) any additional conditions specified in the “WCMA Line of Credit Approval” letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the satisfaction of MLBFS.

“Guarantor” shall mean each Person obligated under a guaranty, endorsement or other undertaking by which such Person guarantees or assumes responsibility in any capacity for the payment or performance of any of the Obligations.

“Initial Maturity Date” shall mean the first date upon which the WCMA Line of Credit will expire (subject to renewal in accordance with the terms hereof); to wit: January 31, 2004.

“Individual Guarantor” shall mean each Guarantor who is a natural person.

“Interest Due Date” shall mean the first Business Day of each calendar month during the term hereof.

“Interest Rate” shall mean a variable per annum rate of interest equal to the sum of 3.00% plus the One-Month LIBOR. “One-Month LIBOR” shall mean, as of the date of any determination, the interest rate then most recently published in the “Money Rates” section of The Wall Street Journal as the one-month London Interbank Offered Rate. The Interest Rate will change as of the date of publication in The Wall Street Journal of a One-Month LIBOR that is different from that published on the preceding Business Day, if more than one rate is published, then the highest of such rates. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the One-Month LIBOR, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

“Line Fee” shall mean a fee of $20,000.00 payable periodically by Customer to MLBFS in accordance with the provisions of Section 2.2 hereof.

“Loan Documents” shall mean this Loan Agreement, any indenture, any guaranty of any of the Obligations and all other security and other instruments, assignments, certificates, certifications and agreements of any kind relating to any of the Obligations, whether obtained, authorized, authenticated, executed, sent or received concurrently with or subsequent to this Loan Agreement, or which evidence the creation, guaranty or collateralization of any of the Obligations or the granting or perfection of liens or security interests upon any Collateral or any other collateral for the Obligations, including any modifications, amendments or restatements of the foregoing.

“Location of Tangible Collateral” shall mean the address of Customer set forth at the beginning of this Loan Agreement, together with any other address or addresses set forth on an exhibit hereto as being a Location of Tangible Collateral.

“Maturity Date” shall mean the date of expiration of the WCMA Line of Credit.

“Maximum WCMA Line of Credit” shall mean, as of any date of determination thereof, an amount Equal to the lesser of: (A) $2,000,000.00, or (B) 80% of Customer’s Accounts and Chattel Paper, as shown on its regular books and records (excluding Accounts over 90 days old, Accounts directly or indirectly due from any person or entity not domiciled in the United States or from any shareholder, officer or employee of Customer or any affiliated entity), and 50% of Customer’s Inventory as shown on its regular books and records (excluding all work-in-process inventory, and inventory located in Canada).

“Obligations” shall mean all liabilities, indebtedness and other obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the generality of the foregoing, shall include principal, accrued interest (including without limitation interest accruing after the filing of any petition in bankruptcy), all advances made by or on behalf of MLBFS under the Loan Documents, collection and other costs and expenses incurred by or on behalf of MLBFS, whether incurred before or after judgment and all present and future liabilities, indebtedness and obligations of Customer under this Loan Agreement.

“Permitted Liens” shall mean with respect to the Collateral: (i) liens for current taxes not yet due and payable, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS’ rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (ii) liens in favor of MLBFS; (iii) liens which will be discharged with the proceeds of the initial WCMA Loan; and (iv) any other liens expressly permitted in writing by MLBFS.

“Person” shall mean any natural person and any corporation, partnership (general, limited or otherwise), limited liability company, trust, association, joint venture, governmental body or agency or other entity having legal status of any kind.

“Pledgor” shall mean each Person who at any time provides collateral, or otherwise now or hereinafter agrees to grant MLBFS a security interest in any assets as security for Customer’s Obligations.

“Renewal Year” shall mean and refer to the 12-month period immediately following the Initial Maturity Date and each 12-month period thereafter.

“WCMA Account” shall mean and refer to the Working Capital Management Account of Customer with MLPF&S identified as Account No. 876-07H74 and any successor Working Capital Management Account of Customer with MLPF&S.

“WCMA Line of Credit” shall mean a line of credit funded by MLBFS through the WCMA Account.

“WCMA Loan” shall mean each advance made by MLBFS pursuant to this Loan Agreement.

“WCMA Loan Balance” shall mean an amount equal to the aggregate unpaid principal amount of all WCMA Loans.

“UCC” shall mean the Uniform Commercial Code of Illinois as in effect in Illinois from time to time.

1.2 Other Terms. Except as otherwise defined herein: (i) all terms used in this Loan Agreement which are defined in the UCC shall have the meanings set forth in the UCC, and (ii) capitalized terms used herein which are defined in the WCMA Agreement (including, without limitation, “Money Accounts”, “Minimum Money Accounts Balance”, and “WCMA Directed Reserve Program”) shall have the meanings set forth in the WCMA Agreement, and (iii) accounting terms not defined herein shall have the meaning ascribed to them in GAAP.

1.3 UCC Filing. Customer hereby authorizes MLBFS to file a record or records (as defined or otherwise specified under the UCC), including, without limitation, financing statements, in all jurisdictions and with all filing offices as MLBFS may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to MLBFS herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as MLBFS may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the MLBFS herein.

ARTICLE II. THE WCMA LINE OF CREDIT

2.1 WCMA PROMISSORY NOTE. FOR VALUE RECEIVED, Customer hereby promises to pay to the order of MLBFS, at the times and in the manner set forth in this Loan Agreement, or in such other manner and at such place as MLBFS may hereafter designate in writing, the following: (a) on the Maturity Date, or if earlier, on the date of termination of the WCMA Line of Credit, the WCMA Loan Balance; (b) interest at the Interest Rate (or, if applicable, at the Default Rate) on the outstanding WCMA Loan Balance, from and including the date on which the initial WCMA Loan is made until the date of payment of all WCMA Loans in full; and (c) on demand, all other sums payable pursuant to this Loan Agreement, including, but not limited to, the periodic Line Fee. Except as otherwise expressly set forth herein, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this WCMA Promissory Note and this Loan Agreement.

2.2 WCMA LOANS

(a)     Activation Date. Provided that: (i) the Commitment Expiration Date shall not then have occurred, and (ii) Customer shall have subscribed to the WCMA Program and its subscription to the WCMA Program shall then be in effect, the Activation Date shall occur on or promptly after the date, following the acceptance of this Loan Agreement by MLBFS at its office in Chicago, Illinois, upon which each of the General Funding Conditions shall have been met or satisfied to the reasonable satisfaction of MLBFS. No activation by MLBFS of the WCMA Line of Credit for a nominal amount shall be deemed evidence of the satisfaction of any of the conditions herein set forth, or a waiver of any of the terms or conditions hereof. Customer hereby authorizes MLBFS to pay out of and charge to Customer’s WCMA Account on the Activation Date any and all amounts necessary to fully pay off any bank or other financial institution having a lien upon any of the Collateral other than a Permitted Lien.

(b)     WCMA Loans. Subject to the terms and conditions hereof, during the period from and after the Activation Date to the first to occur of the Maturity Date or the date of termination of the WCMA Line of Credit pursuant to the terms hereof, and in addition to WCMA Loans automatically made to pay accrued interest, as hereafter provided: (i) MLBFS will make WCMA Loans to Customer in such amounts as Customer may from time to time request in accordance with the terms hereof, up to an aggregate outstanding amount not to exceed the Maximum WCMA Line of Credit, and (ii) Customer may repay any WCMA Loans in whole or in part at any time, and request a re-borrowing of amounts repaid on a revolving basis. Customer may request such WCMA Loans by use of WCMA Checks, FTS, Visa® charges, wire transfers, or such other means of access to the WCMA Line of Credit as may be permitted by MLBFS from time to time; it being understood that so long as the WCMA Line of Credit shall be in effect, any charge or debit to the WCMA Account which but for the WCMA Line of Credit would under the terms of the WCMA Agreement result in an overdraft, shall be deemed a request by Customer for a WCMA Loan.

(c)     Conditions of WCMA Loans. Notwithstanding the foregoing, MLBFS shall not be obligated to make any WCMA Loan, and may without notice refuse to honor any such request by Customer, if at the time of receipt by MLBFS of Customer’s request: (i) the making of such WCMA Loan would cause the Maximum WCMA Line of Credit to be exceeded; or (ii) the Maturity Date shall have occurred, or the WCMA Line of Credit shall have otherwise been terminated in accordance with the terms hereof; or (iii) Customer’s subscription to the WCMA Program shall have been terminated; or (iv) an event shall have occurred and be continuing which shall have caused any of the General Funding Conditions to not then be met or satisfied to the reasonable satisfaction of MLBFS. The making by MLBFS of any WCMA Loan at a time when any one or more of said conditions shall not have been met shall not in any event be construed as a waiver of said condition or conditions or of any Default, and shall not prevent MLBFS at any time thereafter while any condition shall not have been met from refusing to honor any request by Customer for a WCMA Loan.

(d)     Limitation of Liability. MLBFS shall not be responsible, and shall have no liability to Customer or any other party, for any delay or failure of MLBFS to honor any request of Customer for a WCMA Loan or any other act or omission of MLBFS, MLPF&S or any of their affiliates due to or resulting from any system failure, error or delay in posting or other clerical error, loss of power, fire, Act of God or other cause beyond the reasonable control of MLBFS, MLPF&S or any of their affiliates unless directly arising out of the willful wrongful act or active gross negligence of MLBFS. In no event shall MLBFS be liable to Customer or any other party for any incidental or consequential damages arising from any act or omission by MLBFS, MLPF&S or any of their affiliates in connection with the WCMA Line of Credit or this Loan Agreement.

(e)     Interest. (i) An amount equal to accrued interest on the daily WCMA Loan Balance shall be payable by Customer monthly on each Interest Due Date, commencing with the first Interest Due Date after the Activation Date. Unless otherwise hereafter directed in writing by MLBFS on or after the first to occur of the Maturity Date or the date of termination of the WCMA Line of Credit pursuant to the terms hereof, such interest will be automatically charged to the WCMA Account on the applicable Interest Due Date, and, to the extent not paid with free credit balances or the proceeds of sales of any Money Accounts then in the WCMA Account, as hereafter provided, paid by a WCMA Loan and added to the WCMA Loan Balance. All interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

(ii)     Upon the occurrence and during the continuance of any Default, but without limiting the rights and remedies otherwise available to MLBFS hereunder or waiving such Default, the interest payable by Customer hereunder shall at the option of MLBFS accrue and be payable at the Default Rate. The Default Rate, once implemented, shall continue to apply to the Obligations under this Loan Agreement and be payable by Customer until the date MLBFS gives written notice that such Default has been cured to the satisfaction of MLBFS.

(iii)     Notwithstanding any provision to the contrary in any of the Loan Documents, no provision of any of the Loan Documents shall require the payment or permit the collection of Excess Interest. If any Excess Interest is provided for, or is adjudicated as being provided for, in any of the Loan Documents, then: (A) Customer shall not be obligated to pay any Excess Interest; and (B) any Excess Interest that MLBFS may have received hereunder or under any of the Loan Documents shall, at the option of MLBFS, be either applied as a credit against the then unpaid WCMA Loan Balance or refunded to the payor thereof.

(f)     Payments. All payments required or permitted to be made pursuant to this Loan Agreement shall be made in lawful money of the United States. Unless otherwise directed by MLBFS, payments on account of the WCMA Loan Balance may be made by the delivery of checks (other than WCMA Checks), or by means of FTS or wire transfer of funds (other than funds from the WCMA Line of Credit) to MLPF&S for credit to Customer’s WCMA Account. Notwithstanding anything in the WCMA Agreement to the contrary, Customer hereby irrevocably authorizes and directs MLPF&S to apply available free credit balances in the WCMA Account to the repayment of the WCMA Loan Balance prior to application for any other purpose. Payments to MLBFS from funds in the WCMA Account shall be deemed to be made by Customer upon the same basis and schedule as funds are made available for investment in the Money Accounts in accordance with the terms of the WCMA Agreement. All funds received by MLBFS from MLPF&S pursuant to the aforesaid authorization shall be applied by MLBFS to repayment of the WCMA Loan Balance. The acceptance by or on behalf of MLBFS of a check or other payment for a lesser amount than shall be due from Customer, regardless of any endorsement or statement thereon or transmitted therewith, shall not be deemed an accord and satisfaction or anything other than a payment on account, and MLBFS or anyone acting on behalf of MLBFS may accept such check or other payment without prejudice to the rights of MLBFS to recover the balance actually due or to pursue any other remedy under this Loan Agreement or applicable law for such balance. All checks accepted by or on behalf of MLBFS in connection with the WCMA Line of Credit are subject to final collection.

(g)     Irrevocable Instructions to MLPF&S. In order to minimize the WCMA Loan Balance, Customer hereby irrevocably authorizes and directs MLPF&S, effective on the Activation Date and continuing thereafter so long as this Loan Agreement shall be in effect: (i) to immediately and prior to application for any other purpose pay to MLBFS to the extent of any WCMA Loan Balance or other amounts payable by Customer hereunder all available free credit balances from time to time in the WCMA Account; and (ii) if such available free credit balances are insufficient to pay the WCMA Loan Balance and such other amounts, and there are in the WCMA Account at any time any investments in Money Accounts (other than any investments constituting any Minimum Money Accounts Balance under the WCMA Directed Reserve Program), to immediately liquidate such investments and pay to MLBFS to the extent of any WCMA Loan Balance and such other amounts the available proceeds from the liquidation of any such Money Accounts.

(h)     Late Charge. Any payment or deposit required to be made by Customer pursuant to the Loan Documents not paid or made within ten (10) days of the applicable due date shall be subject to a late charge in an amount equal to the lesser of: (a) 5% of the overdue amount, or (b) the maximum amount permitted by applicable law. Such late charge shall be payable on demand, or, without demand, may in the sole discretion of MLBFS be paid by a Subsequent WCMA Loan and added to the WCMA Loan Balance in the same manner as provided herein for accrued interest with respect to the WCMA Line of Credit.

(i)     Statements. MLPF&S will include in each monthly statement it issues under the WCMA Program information with respect to WCMA Loans and the WCMA Loan Balance. Any questions that Customer may have with respect to such information should be directed to MLBFS; and any questions with respect to any other matter in such statements or about or affecting the WCMA Program should be directed to MLPF&S.

(j)     Use of WCMA Loan Proceeds. The proceeds of each WCMA Loan initiated by Customer shall be used by Customer solely for working capital in the ordinary course of its business, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. Customer agrees that under no circumstances will the proceeds of any WCMA Loan be used: (i) for personal, family or household purposes of any person whatsoever, or (ii) to purchase, carry or trade in securities, or repay debt incurred to purchase, carry or trade in securities, whether in or in connection with the WCMA Account, another account of Customer with MLPF&S or an account of Customer at any other broker or dealer in securities, or (iii) unless otherwise consented to in writing by MLBFS, to pay any amount to Merrill Lynch and Co., Inc. or any of its subsidiaries, other than Merrill Lynch Bank USA, Merrill Lynch Bank & Trust Co. or any subsidiary of either of them (including MLBFS and Merrill Lynch Credit Corporation).

(k)     Renewal at Option of MLBFS; Right of Customer to Terminate. MLBFS may at any time, in its sole discretion and at its sole option, renew the WCMA Line of Credit for one or more Renewal Years; it being understood, however, that no such renewal shall be effective unless set forth in a writing executed by a duly authorized representative of MLBFS and delivered to Customer. Unless any such renewal is accompanied by a proposed change in the terms of the WCMA Line of Credit (other than the extension of the Maturity Date), no such renewal shall require Customer’s approval. Customer shall, however, have the right to terminate the WCMA Line of Credit at any time upon written notice to MLBFS. Concurrently with any such termination, Customer shall pay to MLBFS the entire WCMA Loan Balance and all other Obligations.

(l)     Line Fees. (i) In consideration of the extension of the WCMA Line of Credit by MLBFS to Customer during the period from the Activation Date to and including the last day of January, 2004 (the “Initial Line Period”), Customer has paid or shall pay the initial Line Fee to MLBFS. If the initial Line Fee has not heretofore been paid by Customer, Customer hereby authorizes MLBFS, at its option, to either cause the initial Line Fee to be paid on the Activation Date with a WCMA Loan, or invoice Customer for such initial Line Fee (in which event Customer shall pay said fee within 5 Business Days after receipt of such invoice). No delay in the Activation Date, howsoever caused, shall entitle Customer to any rebate or reduction in the Line Fee or to any extension of the Initial Maturity Date.

(ii)     Customer shall pay to MLBFS an additional Line Fee for each 12-month period following the Initial Line Period to the Initial Maturity Date, and for each Renewal Year. In connection therewith, Customer hereby authorizes MLBFS, at its option, to either cause each such additional Line Fee to be paid with a WCMA Loan on or at any time after the first Business Day of such 12-month period or Renewal Year, as applicable, or invoiced to Customer at such time (in which event Customer shall pay such Line Fee within 5 Business Days after receipt of such invoice). Each Line Fee shall be deemed fully earned by MLBFS on the date payable by Customer, and no termination of the WCMA Line of Credit, howsoever caused, shall entitle Customer to any rebate or refund of any portion of such Line Fee; provided, however, that if Customer shall terminate the WCMA Line of Credit not later than 5 Business Days after the receipt by Customer of notice from MLBFS of a renewal of the WCMA Line of Credit, Customer shall be entitled to a refund of any Line Fee charged by MLBFS for the ensuing Renewal Year.

Article III. GENERAL PROVISIONS

3.1 REPRESENTATIONS AND WARRANTIES

Customer represents and warrants to MLBFS that:

(a)     Organization and Existence. Customer is a corporation, duly organized and validly existing in good standing under the laws of the State of Pennsylvania and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary; and, where applicable, each Business Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b)     Execution, Delivery and Performance. Each Credit Party has the requisite power and authority to enter into and perform the Loan Documents. The Customer holds all necessary permits, licenses, certificates of occupancy and other governmental authorizations and approvals required in order to own and operate the Customer’s business. The execution, delivery and performance by Customer of this Loan Agreement and by each of the other Credit Parties of such of the other Loan Documents to which it is a party: (i) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any law, order or other governmental requirement, or any of the agreements, instruments or documents which formed or govern any of the Credit Parties, and (iii) do not and will not breach or violate any of the provisions of, and will not result in a default by any of the Credit Parties under, any other agreement, instrument or document to which it is a party or is subject.

(c)     Notices and Approvals. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by any Credit Party of such of this Loan Agreement and the Loan Documents to which it is a party.

(d)     Enforceability. The Loan Documents to which any Credit Party is a party are the respective legal, valid and binding obligations of such Credit Party, enforceable against it or them, as the case may be, in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e)     Collateral. Except for priorities afforded to any Permitted Liens: (i) Customer has good and marketable title to the Collateral, (ii) none of the Collateral is subject to any lien, encumbrance or security interest, and (iii) upon the filing of all Uniform Commercial Code financing statements authenticated or otherwise authorized by Customer with respect to the Collateral in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect its liens and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

(f)     Financial Statements. Except as expressly set forth in Customer’s or any Business Guarantor’s financial statements, all financial statements of Customer and each Business Guarantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct in all material respects, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended (subject, in the case of interim unaudited financial statements, to normal year-end adjustments); and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation. All financial statements furnished to MLBFS of any Guarantor other than a Business Guarantor are true and correct in all material respects and fairly represent such Guarantor’s financial condition as of the date of such financial statements, and since the most recent date of such financial statements, there has been no material adverse change in such financial condition.

(g)     Litigation; Compliance With All Laws. No litigation, arbitration, administrative or governmental proceedings are pending or, to the knowledge of Customer, threatened against any Credit Party, which would, if adversely determined, materially and adversely affect (i) such Credit Party’s interest in the Collateral or the liens and security interests of MLBFS hereunder or under any of the Loan Documents, or (ii) the financial condition of any Credit Party or its continued operations. Each Credit Party is in compliance in all material respects with all laws, regulations, requirements and approvals applicable to such Credit Party.

(h)     Tax Returns. All federal, state and local tax returns, reports and statements required to be filed by any Credit Party have been filed with the appropriate governmental agencies and all taxes due and payable by any Credit Party have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect (i) either the liens and security interests of MLBFS hereunder or under any of the Loan Documents, (ii) the financial condition of any Credit Party, or (iii) its continued operations).

(i)     Collateral Location. All of the tangible Collateral is located at a Location of Tangible Collateral.

(j)     No Default. No “Default” or “Event of Default” (each as defined in this Loan Agreement or any of the other Loan Documents) has occurred and is continuing.

(k)     No Outside Broker. Except for employees of MLBFS, MLPF&S or one of their affiliates, Customer has not in connection with the transactions contemplated hereby directly or indirectly engaged or dealt with, and was not introduced or referred to MLBFS by, any broker or other loan arranger.

Each of the foregoing representations and warranties: (i) has been and will be relied upon as an inducement to MLBFS to provide the WCMA Line of Credit, and (ii) is continuing and shall be deemed remade by Customer concurrently with each request for a WCMA Loan.

3.2 FINANCIAL AND OTHER INFORMATION

(a)     Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:

(i)     Quarterly Certificate of Compliance. Within 45 days after the close of each calendar quarter, a Certificate of Compliance, duly executed by the president, chief financial officer or chief executive officer of the Customer, in the form of Exhibit B attached hereto, or such other form as reasonably required by MLBFS from time to time;

(ii)     A/R Agings. Within 15 days after the close of each fiscal month of Customer, a copy of the Accounts Receivable Aging of Customer as of the end of such fiscal month;

(iii)     Inventory Reports. Within 15 days after the close of each fiscal month of Customer, a copy of the Inventory Report (as and to the extent applicable, breaking out Inventory by location, and separately reporting any work in process) of Customer as of the end of such fiscal month;

(iv)     SEC Reports. Customer shall furnish or cause to be furnished to MLBFS not later than 10 days after the date of filing with the Securities and Exchange Commission (“SEC”), a copy of each 10-K, 10-Q and other report required to be filed with the SEC during the term hereof by Customer; and

(v)     Other Information. Such other information as MLBFS may from time to time reasonably request relating to Customer, any Credit Party or the Collateral.

(vi)     General Agreements With Respect to Financial Information. Customer agrees that except as otherwise specified herein or otherwise agreed to in writing by MLBFS: (i) all annual financial statements required to be furnished by Customer to MLBFS hereunder will be prepared by either the current independent accountants for Customer or other independent accountants reasonably acceptable to MLBFS, and (ii) all other financial information required to be furnished by Customer to MLBFS hereunder will be certified as correct in all material respects by the party who has prepared such information, and, in the case of internally prepared information with respect to Customer or any Business Guarantor, certified as correct by their respective chief financial officer.

3.3 OTHER COVENANTS

Customer further covenants and agrees during the term of this Loan Agreement that:

(a)     Financial Records; Inspection. Each Credit Party (other than any Individual Guarantor) will: (i) maintain at its principal place of business complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

(b)     Taxes. Each Credit Party will pay when due all of its respective taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Loan Documents, the financial condition of any Credit Party or its continued operations.

(c)     Compliance With Laws and Agreements. No Credit Party will violate (i) any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority; (ii) any agreement, instrument or document which is material to its operations or to the operation or use of any Collateral, in each case as contemplated by the Loan Documents; or (iii) any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Loan Documents, the financial condition of any Credit Party, or its continued operations.

(d)     No Use of Merrill Lynch Name. No Credit Party will directly or indirectly publish, disclose or otherwise use in any advertising or promotional material, or press release or interview, the name, logo or any trademark of MLBFS, MLPF&S, Merrill Lynch and Co., Incorporated or any of their affiliates.

(e)     Notification By Customer. Customer shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any material adverse change in the business, financial condition or operations of any Credit Party; (iii) any information which indicates that any financial statements of any Credit Party fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements; (iv) any threatened or pending litigation involving any Credit Party; (v) any casualty loss, attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000 or more of any Collateral; and (vi) any change in Customer’s outside accountants. Each notification by Customer pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(f)     Entity Organization. Each Credit Party which is an entity will (i) remain (A) validly existing and in good standing in the state of its organization and (B) qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary, and (ii) maintain all governmental permits, licenses and authorizations. Customer shall give MLBFS not less than 30 days prior written notice of any change in name (including any fictitious name) or chief executive office, place of business, or as applicable, the principal residence of any Credit Party.

(g)     Merger, Change in Business. Except upon the prior written consent of MLBFS Customer shall not cause or permit any Credit Party to: (i) be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any Person, or sell, transfer or lease all or any substantial part of its assets; (ii) engage in any material business substantially different from its business in effect as of the date of application by Customer for credit from MLBFS, or cease operating any such material business; or (iii) cause or permit any other Person to assume or succeed to any material business or operations of such Credit Party.

(h)     No Acquisitions of Assets or Stock of Any Kind. Without limiting any other provision hereof, Customer shall not without the prior written consent of MLBFS directly or indirectly acquire the assets or stock of any other entity.

(i)     No Additional Debt. Except upon the prior written consent of MLBFS, Customer shall not directly or indirectly incur or permit to exist any debt of Customer for borrowed money or the lease under a capital lease or deferred purchase price of real or personal property other than: (i) debt to MLBFS, and (ii) debt existing as of the date of and reflected on the last financial statements of Customer submitted to MLBFS prior to the date hereof and not refinanced by MLBFS.

(j)     Fixed Charge Coverage Ratio. Customer’s “Fixed Charge Coverage Ratio”, defined and calculated as set forth in exhibit B attached hereto, shall at all times exceed 1.25 to 1.

3.4 COLLATERAL

(a)     Pledge of Collateral. To secure payment and performance of the Obligations, Customer hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS first liens and security interests in and upon all of the Collateral, subject only to priorities afforded to Permitted Liens.

(b)     Liens. Except upon the prior written consent of MLBFS, Customer shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

(c)     Performance of Obligations. Customer shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Loan Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Customer’s said obligations.

(d)     Sales and Collections. Customer shall not sell, transfer or otherwise dispose of any Collateral, except that so long as no Event of Default shall have occurred and be continuing, Customer may in the ordinary course of its business: (i) sell any Inventory normally held by Customer for sale, (ii) use or consume any materials and supplies normally held by Customer for use or consumption, and (iii) collect all of its Accounts.

(e)     Account Schedules. Upon the request of MLBFS, which may be made from time to time, Customer shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS’ security interests hereunder, each account debtor by name and address and amount, invoice or contract number and date of each invoice or contract. Customer shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Customer as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(f)     Alterations and Maintenance. Except upon the prior written consent of MLBFS, Customer shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Customer shall at all times (i) keep the tangible Collateral in good condition and repair, reasonable wear and tear excepted, (ii) protect the Collateral against loss, damage or destruction and (iii) pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to any Location of Tangible Collateral (e.g., all obligations under any lease, mortgage or bailment agreement), except for any such obligations being contested by Customer in good faith by appropriate proceedings.

(g)     Location. Except for movements required in the ordinary course of Customer’s business, Customer shall give MLBFS 30 days’ prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Customer cause or permit any material tangible Collateral to be removed from the United States without the express prior written consent of MLBFS. Customer will keep its books and records at its principal office address specified in the first paragraph of this Loan Agreement. Customer will not change the address where books and records are kept, or change its name or taxpayer identification number. Customer will place a legend acceptable to MLBFS on all Chattel Paper that is Collateral in the possession or control of Customer from time to time indicating that MLBFS has a security interest therein.

(h)     Insurance. Customer shall insure all of the tangible Collateral under a policy or policies of physical damage insurance for the full replacement value thereof against such perils as MLBFS shall reasonably require and also providing that losses will be payable to MLBFS as its interests may appear pursuant to a lender’s or mortgagee’s long form loss payable endorsement and containing such other provisions as may be reasonably required by MLBFS. Customer shall further provide and maintain a policy or policies of commercial general liability insurance naming MLBFS as an additional party insured. Customer and each Business Guarantor shall maintain such other insurance as may be required by law or is customarily maintained by companies in a similar business or otherwise reasonably required by MLBFS. All such insurance policies shall provide that MLBFS will receive not less than 10 days prior written notice of any cancellation, and shall otherwise be in form and amount and with an insurer or insurers reasonably acceptable to MLBFS. Customer shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

(i)     Event of Loss. Customer shall at its expense promptly repair all repairable damage to any tangible Collateral. In the event that there is an Event of Loss and the affected Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of (i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Customer or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such Collateral shall advise either Customer or MLBFS that it disclaims liability in respect of such Event of Loss, Customer shall, at Customer’s option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Customer shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or permanently prepay the Obligations by an amount equal to the actual cash value of such Collateral as determined by either the insurance company’s payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS; it being further understood that any such permanent prepayment shall cause an immediate permanent reduction in the Maximum WCMA Line of Credit in the amount of such prepayment and shall not reduce the amount of any future reductions in the Maximum WCMA Line of Credit that may be required hereunder. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or line reduction, as aforesaid, an Event of Default shall have occurred and be continuing hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Customer to either replace such Collateral or prepay the Obligations and reduce the Maximum WCMA Line of Credit, as aforesaid.

(j)     Notice of Certain Events. Customer shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

(k)     Indemnification. Customer shall indemnify, defend and save MLBFS harmless from and against any and all claims, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, collection, possession, use or operation of any Collateral, or (ii) any failure by Customer to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, liabilities, etc. arising directly out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Loan Agreement as to all matters arising or accruing prior to such expiration or termination.

3.5 EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an “Event of Default” under this Loan Agreement:

(a)     Exceeding the Maximum WCMA Line of Credit. If the WCMA Loan Balance shall at any time exceed the Maximum WCMA Line of Credit and Customer shall fail to deposit sufficient funds into the WCMA Account to reduce the WCMA Loan Balance below the Maximum WCMA Line of Credit within five (5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(b)     Other Failure to Pay. Customer shall fail to pay to MLBFS or deposit into the WCMA Account when due any other amount owing or required to be paid or deposited by Customer under this Loan Agreement or any of the Loan Documents, or shall fail to pay when due any other Obligations, and any such failure shall continue for more than five (5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(c)     Failure to Perform. Any Credit Party shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under any of the Loan Documents (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for ten (10) Business Days (i) after written notice thereof shall have been given by MLBFS to Customer, or (ii) from Customer’s receipt of any notice or knowledge of such default from any other source.

(d)     Breach of Warranty. Any representation or warranty made by any Credit Party contained in this Loan Agreement or any of the Loan Documents shall at any time prove to have been incorrect in any material respect when made.

(e)     Default Under Other ML Agreement. A default or event of default by any Credit Party shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed, or the WCMA Agreement shall be terminated for any reason.

(f)     Bankruptcy Event. Any Bankruptcy Event shall occur.

(g)     Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of full payment or performance by the Credit Parties of any of their respective liabilities or obligations under any of the Loan Documents has been materially impaired. The existence of such a material impairment shall be determined in a manner consistent with the intent of Section 1-208 of the UCC.

(h)     Default Under Other Agreements. Any event shall occur which results in any default of any material agreement involving any Credit Party or any agreement evidencing any indebtedness of any Credit Party of $100,000.00 or more.

(i)     Collateral Impairment. The loss, theft or destruction of any Collateral, the occurrence of any material deterioration or impairment of any Collateral or any material decline or depreciation in the value or market price thereof (whether actual or reasonably anticipated), which causes any Collateral, in the sole opinion of MLBFS, to become unsatisfactory as to value or character; or any levy, attachment, seizure or confiscation of the Collateral which is not released within ten (10) Business Days.

(j)     Contested Obligation. (i) Any of the Loan Documents shall for any reason cease to be, or are asserted by any Credit Party not to be a legal, valid and binding obligations of any Credit Party, enforceable in accordance with their terms; or (ii) the validity, perfection or priority of MLBFS’ first lien and security interest on any of the Collateral is contested by any Person; or (iii) any Credit Party shall or shall attempt to repudiate, revoke, contest or dispute, in whole or in part, such Credit Party’s obligations under any Loan Document.

(k)     Judgments. A judgment shall be entered against any Credit Party in excess of $25,000 and the judgment is not paid in full and discharged, or stayed and bonded to the satisfaction of MLBFS.

(l)     Change in Control/Change in Management. (i) Any direct or indirect sale, conveyance, assignment or other transfer of or grant of a security interest in any ownership interest of any Credit Party which results, or if any rights related thereto were exercised would result, in any change in the identity of the individuals or entities in control of any Credit Party; or (ii) the owner(s) of the controlling equity interest of any Credit Party on the date hereof shall cease to own and control such Credit Party; or (iii) the Person (or a replacement who is satisfactory to MLBFS in its sole discretion) who is the chief executive officer or holds such similar position, or any senior manager of such Credit Party on the date hereof shall for any reason cease to be the chief executive officer or senior manager of such Credit Party.

(m)     Withdrawal, Death, etc. The incapacity, death, withdrawal, dissolution, or the filing for dissolution of: (i) any Credit Party; or (ii) any controlling shareholder, partner, or member of any Credit Party.

3.6 REMEDIES

(a)     Remedies Upon Default. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i)     Termination. MLBFS may without notice terminate the WCMA Line of Credit and all obligations to extend any credit to or for the benefit of Customer (it being understood, however, that upon the occurrence of any Bankruptcy Event all such obligations shall automatically terminate without any action on the part of MLBFS).

(ii)     Acceleration. MLBFS may declare the principal of and interest on the WCMA Loan Balance, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all such principal, interest and other Obligations shall automatically become due and payable without any action on the part of MLBFS.

(iii)     Exercise Other Rights. MLBFS may exercise any or all of the remedies of a secured party under applicable law and in equity, including, but not limited to, the UCC, and any or all of its other rights and remedies under the Loan Documents.

(iv)     Possession. MLBFS may require Customer to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Customer, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Customer.

(v)     Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper, whether for cash, on credit, or for future delivery, in bulk or in lots. MLBFS may purchase any Collateral at any such sale free of Customer’s right of redemption, if any, which Customer expressly waives to the extent not prohibited by applicable law. The net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Customer or whoever else may be entitled thereto, and with Customer and each Guarantor remaining jointly and severally liable for any amount remaining unpaid after such application.

(vi)     Delivery of Cash, Checks, Etc. MLBFS may require Customer to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Customer at any time in full or partial payment of any Collateral, and require that Customer not commingle any such items which may be so received by Customer with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

(vii)     Notification of Account Debtors. MLBFS may notify any account debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such account debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(viii)     Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Customer’s name on any item of payment on or proceeds of the Collateral.

(b)     Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit, deposits, accounts, financial assets, investment property, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S. Customer hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as Collateral and as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the UCC.

(c)     Power of Attorney. Effective upon the occurrence and during the continuance of an Event of Default, Customer hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS’ sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Loan Agreement and the other Loan Documents, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Customer included in the Collateral. The powers of attorney granted to MLBFS in this Loan Agreement are coupled with an interest and are irrevocable until the Obligations have been indefeasibly paid in full and fully satisfied and all obligations of MLBFS under this Loan Agreement have been terminated

(d)     Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Loan Documents, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

(e)     No Marshalling. MLBFS shall be under no duty or obligation to (i) preserve, protect or marshall the Collateral; (ii) preserve or protect the rights of any Credit Party or any other Person claiming an interest in the Collateral; (iii) realize upon the Collateral in any particular order or manner, (iv) seek repayment of any Obligations from any particular source; (v) proceed or not proceed against any Credit Party pursuant to any guaranty or security agreement or against any Credit Party under the Loan Documents, with or without also realizing on the Collateral; (vi) permit any substitution or exchange of all or any part of the Collateral; or (vii) release any part of the Collateral from the Loan Agreement or any of the other Loan Documents, whether or not such substitution or release would leave MLBFS adequately secured.

(f)     Notices. To the fullest extent permitted by applicable law, Customer hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Customer waives all rights of redemption or reinstatement from any such sale. Any notices required under applicable law shall be reasonably and properly given to Customer if given by any of the methods provided herein at least 5 Business Days prior to taking action. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Customer further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

3.7 MISCELLANEOUS

(a)     Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement or any of the other Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of any of the Loan Documents, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Loan Agreement or any of the other Loan Documents and any consent to any departure by Customer from the terms of this Loan Agreement or any of the other Loan Documents shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

(b)     Disclosure. Customer hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Customer. In connection with said authorization, the parties recognize that in order to provide a WCMA Line of Credit certain information about Customer is required to be made available on a computer network accessible by certain affiliates of MLBFS, including MLPF&S. Customer further irrevocably authorizes MLBFS to contact, investigate, inquire and obtain consumer reports, references and other information on Customer from consumer reporting agencies and other credit reporting services, former or current creditors, and other persons and sources (including, without limitation, any Affiliate of MLBFS) and to provide to any references, consumer reporting agencies, credit reporting services, creditors and other persons and sources (including, without limitation, affiliates of MLBFS) all financial, credit and other information obtained by MLBFS relating to the Customer.

(c)     Communications. Delivery of an agreement, instrument or other document may, at the discretion of MLBFS, be by electronic transmission. Except as required by law or otherwise provided herein or in a writing executed by the party to be bound, all notices demands, requests, accountings, listings, statements, advices or other communications to be given under the Loan Documents shall be in writing and shall be served either personally, by deposit with a reputable overnight courier with charges prepaid, or by deposit in the United States mail by certified mail, return receipt required. Notices may be addressed to Customer as set forth at its address shown in the preamble hereto, or to any office to which billing or account statements are sent; to MLBFS at its address shown in the preamble hereto, or at such other address designated in writing by MLBFS. Any such communication shall be deemed to have been given upon, in the case of personal delivery the date of delivery, one Business Day after deposit with an overnight courier, two (2) Business Days after deposit in the United States by certified mail (return receipt required), or receipt of electronic transmission (which shall be presumed to be three hours after the time of transmission unless an error message is received by the sender), except that any notice of change of address shall not be effective until actually received.

(d)     Fees, Expenses and Taxes. Customer shall pay or reimburse MLBFS for: (i) all UCC, real property or other filing, recording, and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS’ rights hereunder or in any Collateral or any other collateral for the Obligations; (ii) any and all stamp, transfer, mortgage, intangible, document, filing, recording and other taxes and fees payable or determined to be payable in connection with the borrowings hereunder or the execution, delivery, filing and/or recording of the Loan Documents and any other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith; and (iii) all fees and out-of-pocket expenses (including, attorneys’ fees and legal expenses) incurred by MLBFS in connection with the preparation, execution, administration, collection, enforcement, protection, waiver or amendment of this Loan Agreement, the other Loan Documents and such other instruments or documents, and the rights and remedies of MLBFS thereunder and all other matters in connection therewith. Customer hereby authorizes MLBFS, at its option, to either cause any and all such fees, expenses and taxes to be paid with a WCMA Loan, or invoice Customer therefore (in which event Customer shall pay all such fees, expenses and taxes within 5 Business Days after receipt of such invoice). The obligations of Customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e)     Right to Perform Obligations. If Customer shall fail to do any act or thing which it has covenanted to do under any of the Loan Documents or any representation or warranty on the part of Customer contained in the Loan Documents shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Customer (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the Interest Rate during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional Obligations. The payment or performance by MLBFS of any of Customer’s obligations hereunder shall not relieve Customer of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

(f)     Further Assurances. Customer agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of the Loan Documents, to confirm the WCMA Loan Balance, or to establish, perfect and maintain MLBFS’ security interests and liens upon the Collateral, including, but not limited to: (i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(g)     Binding Effect. This Loan Agreement and the Loan Documents shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. MLBFS reserves the right, at any time while the Obligations remain outstanding, to sell, assign, syndicate or otherwise transfer or dispose of any or all of MLBFS’ rights and interests under the Loan Documents. MLBFS also reserves the right at any time to pool the WCMA Loan with one or more other loans originated by MLBFS or any other Person, and to securitize or offer interests in such pool on whatever terms and conditions MLBFS shall determine. Customer consents to MLBFS releasing financial and other information regarding Credit Parties, the Collateral and the WCMA Loan in connection with any such sale, pooling, securitization or other offering. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement or any of the Loan Documents without the prior written consent of MLBFS. Unless otherwise expressly agreed to in a writing signed by MLBFS, no such consent shall in any event relieve Customer of any of its obligations under this Loan Agreement or the Loan Documents.

(h)     Interpretation; Construction. (i) Captions and section and paragraph headings in this Loan Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof; (ii) no provision of this Loan Agreement shall be construed against a particular Person or in favor of another Person merely because of which Person (or its representative) drafted or supplied the wording for such provision; and (iii) where the context requires: (a) use of the singular or plural incorporates the other, and (b) pronouns and modifiers in the masculine, feminine or neuter gender shall be deemed to refer to or include the other genders.

(i)     Governing Law. This Loan Agreement, and, unless otherwise expressly provided therein, each of the Loan Documents, shall be governed in all respects by the laws of the State of Illinois, not including its conflict of law provisions.

(j)     Severability of Provisions. Whenever possible, each provision of this Loan Agreement and the other Loan Documents shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement or any of the Loan Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Loan Agreement and the Loan Documents or affecting the validity or enforceability of such provision in any other jurisdiction.

(k)     Term. This Loan Agreement shall become effective on the date accepted by MLBFS at its office in Chicago, Illinois, and, subject to the terms hereof, shall continue in effect so long thereafter as the WCMA Line of Credit shall be in effect or there shall be any Obligations outstanding. Customer hereby waives notice of acceptance of this Loan Agreement by MLBFS.

(l)     Exhibits. The exhibits to this Loan Agreement are hereby incorporated and made a part hereof and are an integral part of this Loan Agreement.

(m)     Counterparts. This Loan Agreement may be executed in one or more counterparts which, when taken together, constitute one and the same agreement.

(n)     Jurisdiction; Waiver. Customer acknowledges that this Loan Agreement is being accepted by MLBFS in partial consideration of MLBFS’ right and option, in its sole discretion, to enforce this Loan Agreement and all of the Loan Documents in either the State of Illinois or in any other jurisdiction where Customer or any Collateral may be located. Customer irrevocably submits itself to jurisdiction in the State of Illinois and venue in any state or federal court in the County of Cook for such purposes, and Customer waives any and all rights to contest said jurisdiction and venue and the convenience of any such forum, and any and all rights to remove such action from state to federal court. Customer further waives any rights to commence any action against MLBFS in any jurisdiction except in the County of Cook and State of Illinois. Customer agrees that all such service of process shall be made by mail or messenger directed to it in the same manner as provided for notices to Customer in this Loan Agreement and that service so made shall be deemed to be completed upon the earlier of actual receipt or three (3) days after the same shall have been posted to Customer or Customer’s agent. Nothing contained herein shall affect the right of MLBFS to serve legal process in any other manner permitted by law or affect the right of MLBFS to bring any action or proceeding against Customer or its property in the courts of any other jurisdiction. Customer waives, to the extent permitted by law, any bond or surety or security upon such bond which might, but for this waiver, be required of MLBFS. Customer further waives the right to bring any non-compulsory counterclaims.

(o)     Jury Waiver. MLBFS and Customer hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other party with respect to any matter relating to, arising out of or in any way connected with the WCMA Line of Credit, the Obligations, this Loan Agreement, any of the Loan Documents and/or any of the transactions which are the subject matter of this Loan Agreement.

(p)     Integration. This Loan Agreement, together with the other Loan Documents, constitutes the entire understanding and represents the full and final agreement between the parties with respect to the subject matter hereof, and may not be contradicted by evidence of prior written agreements or prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements of the parties. Without limiting the foregoing, Customer acknowledges that: (i) no promise or commitment has been made to it by MLBFS, MLPF&S or any of their respective employees, agents or representatives to extend the availability of the WCMA Line of Credit or the Maturity Date, or to increase the Maximum WCMA Line of Credit, or to make any WCMA Loan on any terms other than as expressly set forth herein or to otherwise extend any other credit to Customer or any other party; (ii) no purported extension of the Maturity Date, increase in the Maximum WCMA Line of Credit or other extension or agreement to extend credit shall be valid or binding unless expressly set forth in a written instrument signed by MLBFS; and (iii) this Loan Agreement supersedes and replaces any and all proposals, letters of intent and approval and commitment letters from MLBFS to Customer, none of which shall be considered a Loan Document. No amendment or modification of any of the Loan Documents to which Customer is a party shall be effective unless in a writing signed by both MLBFS and Customer.

(q)     Survival. All representations, warranties, agreements and covenants contained in the Loan Documents shall survive the signing and delivery of the Loan Documents, and all of the waivers made and indemnification obligations undertaken by Customer shall survive the termination, discharge or cancellation of the Loan Documents.

(r)     Customer’s Acknowledgments. The Customer acknowledges that the Customer: (i) has had ample opportunity to consult with counsel and such other parties as deemed advisable prior to signing and delivering this Loan Agreement and the other Loan Documents; (ii) understands the provisions of this Loan Agreement and the other Loan Documents, including all waivers contained therein; and (iii) signs and delivers this Loan Agreement and the other Loan Documents freely and voluntarily, without duress or coercion.

This Loan Agreement and the other Loan Documents are executed under seal and are intended to take effect as sealed instruments.

IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.

DERMA SCIENCES, INC.

         By: ____________________________________________________________________________________

Signature (1)	Signature (2)

         By: ____________________________________________________________________________________

Printed Name	Printed Name

         By: ____________________________________________________________________________________

Title	Title

Accepted at Chicago, Illinois:

MERRILL LYNCH BUSINESS FINANCIALSERVICES
INC.

By:____________________________________________________

EXHIBIT A

ATTACHED TO AND HEREBY MADE A PART OF WCMA LOAN AND SECURITY AGREEMENT NO. 876-07H74 BETWEEN MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. AND DERMA SCIENCES, INC.

Additional Locations of Tangible Collateral:

[GRAPHIC OMITTED]

SECRETARY'S CERTIFICATE

The undersigned hereby certifies to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of DERMA SCIENCES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Pennsylvania; and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the _______ day of ____________________, 2003 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

“RESOLVED, that this Corporation is authorized and empowered, now and from time to time hereafter, to borrow and/or obtain credit from, and/or enter into other financial arrangements with, MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. (“MLBFS”), and in connection therewith to grant to MLBFS liens and security interests on any or all property belonging to this Corporation; all such transactions to be on such terms and conditions as may be mutually agreed from time to time between this Corporation and MLBFS; and

“FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered to: (a) execute and deliver to MLBFS on behalf of this Corporation any and all loan agreements, promissory notes, security agreements, pledge agreements, financing statements, mortgages, deeds of trust, leases and/or all other agreements, instruments and documents required by MLBFS in connection therewith, and any present or future extensions, amendments, supplements, modifications and restatements thereof; all in such form as any such officer shall approve, as conclusively evidenced by his or her signature thereon, and (b) do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation in connection therewith; and any and all prior acts of each of said officers in these premises are hereby ratified and confirmed in all respects; and

“FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS.”

The undersigned further certifies that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers:

      President: _____________________________________________________________________________

      Vice President: ________________________________________________________________________

      Treasurer: _____________________________________________________________________________

      Secretary: ______________________________________________________________________________

      Additional Title ______________________________________________________________________________

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said corporation hereto, pursuant to due authorization, all as of this ________ day of _________________, 2003.

(Corporate Seal)	________________________________________________
Secretary
Printed Name:	________________________________________________

[GRAPHIC OMITTED]

UNCONDITIONAL GUARANTY

FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. (“MLBFS”) to advance moneys or extend or continue to extend credit or lease property to or for the benefit of, or modify its credit relationship with, or enter into any other financial accommodations with DERMA SCIENCES, INC., a corporation organized and existing under the laws of the State of Pennsylvania (with any successor in interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as “Customer”) under: (a) that certain WCMA LOAN AND SECURITY AGREEMENT NO. 876-07H74 between MLBFS and Customer (the “Loan Agreement”), (b) any “Loan Documents”, as that term is defined in the Loan Agreement, and (c) all present and future amendments, restatements, supplements and other evidences of any extensions, increases, renewals, modifications and other changes of or to the Loan Agreement or any Loan Documents (collectively, the “Guaranteed Documents”), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, SUNSHINE PRODUCTS, INC., a corporation organized and existing under the laws of the State of Missouri (“Guarantor”), hereby unconditionally guarantees to MLBFS: (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents, (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of Customer to MLBFS, howsoever created or evidenced, and whether now existing or hereafter arising (collectively, the “Obligations”). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys’ fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty. Guarantor acknowledges that MLBFS is relying on the execution and delivery of this Guaranty in advancing moneys to or extending or continuing to extend credit to or for the benefit of Customer.

This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully and indefeasibly paid, performed and discharged. Upon the occurrence and during the continuance of any default or Event of Default under any of the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor (it being understood, however, that upon the occurrence of any “Bankruptcy Event”, as defined in the Loan Agreement, all such indebtedness shall automatically become due and payable without action on the part of MLBFS). Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect. To the extent MLBFS receives payment with respect to the Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, required to be repaid by MLBFS or is repaid by MLBFS pursuant to a settlement agreement, to a trustee, receiver or any other person or entity, whether under any Bankruptcy law or otherwise (a “Returned Payment”), this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of such payment or repayment by MLBFS, and the indebtedness or part thereof intended to be satisfied by such Returned Payment shall be revived and continued in full force and effect as if said Returned Payment had not been made.

The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, restatements, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS’ rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantees of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any invalidity, irregularity or unenforceability of all or any part of the Obligations, of any collateral security for the Obligations, or the Guaranteed Documents; (e) any application of payments or credits by MLBFS; (f) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (g) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor’s obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.

No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been indefeasibly fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

So long as there are any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under the Loan Agreement or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, financial assets, investment property, securities and any other property of Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), or any of their respective agents, bailees or affiliates. Guarantor hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the Uniform Commercial Code.

Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

No delay on the part of MLBFS in the exercise of any right or remedy under any of the Guaranteed Documents, this Guaranty or any other agreement shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there are more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

This Guaranty shall be governed by the laws of the State of Illinois. WITHOUT LIMITING THE RIGHT OF MLBFS TO ENFORCE THIS GUARANTY IN ANY JURISDICTION AND VENUE PERMITTED BY APPLICABLE LAW: (I) GUARANTOR AGREES THAT THIS GUARANTY MAY AT THE OPTION OF MLBFS BE ENFORCED BY MLBFS IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE GUARANTOR, CUSTOMER OR ANY COLLATERAL FOR THE OBLIGATIONS OF CUSTOMER MAY BE LOCATED, (II) GUARANTOR IRREVOCABLY SUBMITS ITSELF TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND (III) GUARANTOR WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND THE CONVENIENCE OF ANY SUCH FORUM AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. GUARANTOR FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND GUARANTOR HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTY AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THIS GUARANTY. GUARANTOR FURTHER WAIVES THE RIGHT TO BRING ANY NON-COMPULSORY COUNTERCLAIMS. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS. Each signatory on behalf of Guarantor warrants that he or she has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

Dated as of January 6, 2003.

SUNSHINE PRODUCTS, INC.

         By: ____________________________________________________________________________________

Signature (1)	Signature (2)

         By: ____________________________________________________________________________________

Printed Name	Printed Name

         By: ____________________________________________________________________________________

Title	Title

Address of Guarantor:

1149 RECO DRIVE
ST. LOUIS, MISSOURI 63126

[GRAPHIC OMITTED]

SECRETARY’S CERTIFICATE

(Guaranty by Corporation)

The undersigned hereby certifies to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of SUNSHINE PRODUCTS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri; and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the _______ day of ____________________, 2003 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

“RESOLVED, that it is advisable and in the best interests and to the benefit of this Corporation to guaranty the obligations of DERMA SCIENCES, INC. (“Customer”) to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. (“MLBFS”); and

“FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) execute and deliver to MLBFS: (i) an Unconditional Guaranty of the obligations of Customer, (ii) any other agreements, instruments and documents required by MLBFS in connection therewith, including, without limitation, any agreements, instruments and documents evidencing liens or security interests on any of the property of this Corporation as collateral for said Unconditional Guaranty and/or the obligations of Customer to MLBFS, and (iii) any present or future amendments to any of the foregoing; all in such form as such officer shall approve, as evidenced by his signature thereon; and (b) to do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation set forth therein; and all prior acts of each of said officers in these premises are hereby ratified and confirmed; and

“FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS.”

The undersigned further certifies that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers:

      President: _____________________________________________________________________________

      Vice President: ________________________________________________________________________

      Treasurer: _____________________________________________________________________________

       Secretary: ______________________________________________________________________________

      Additional Title ______________________________________________________________________________

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said corporation hereto, pursuant to due authorization, all as of this ________ day of _________________, 2003.

(Corporate Seal)	________________________________________________
Secretary
Printed Name:	________________________________________________

[GRAPHIC OMITTED]

SECURITY AGREEMENT

SECURITY AGREEMENT (“Agreement”) dated as of January 6, 2003, between SUNSHINE PRODUCTS, INC., a corporation organized and existing under the laws of the State of Missouri having its principal office at 1149 Reco Drive, St. Louis, Missouri 63126 (“Grantor”), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 222 North LaSalle Street, Chicago, IL 60601 (“MLBFS”).

In order to induce MLBFS to extend or continue to extend credit to DERMA SCIENCES, INC. (“Customer”) under the Loan Agreement (as defined below) or otherwise, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby agrees with MLBFS as follows:

1.     DEFINITIONS

(a)     Specific Terms. In addition to terms defined elsewhere in this Agreement, when used herein the following terms shall have the following meanings:

(i)     “Account Debtor” shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

(ii)     “Bankruptcy Event” shall mean any of the following: (A) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Grantor or Customer; or (B) any such proceeding shall be filed against Grantor or Customer and shall not be dismissed or withdrawn within sixty (60) days after filing; or (C) Grantor or Customer shall make a general assignment for the benefit of creditors; or (D) Grantor or Customer shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or (E) Grantor or Customer shall be adjudicated a bankrupt or insolvent.

(iii)     “Business Day” shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(iv)     “Collateral” shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents, Instruments, Financial Assets and Investment Property of Grantor, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in Section 7 (b) hereof.

(v)     “Default” shall mean an “Event of Default”, as defined in Section 6 hereof, or any event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

(vi)     “Loan Agreement” shall mean that certain WCMA LOAN AND SECURITY AGREEMENT NO. 876-07H74 between MLBFS and Customer, together with all agreements, instruments and documents executed pursuant thereto, as any or all of the same may from time to time be or have been amended, restated, extended or supplemented.

(vii)     “Location of Tangible Collateral” shall mean the address of Grantor set forth at the beginning of this Agreement, together with any other address or addresses set forth on any exhibit hereto as being a Location of Tangible Collateral.

(viii)     “Obligations” shall mean all liabilities, indebtedness and other obligations of Customer or Grantor to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under the Loan Agreement and the agreements, instruments and documents executed pursuant thereto, and of Grantor under this Agreement.

(ix)     “Permitted Liens” shall mean with respect to the Collateral: (A) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS’ rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (B) liens in favor of MLBFS; and (C) any other liens expressly permitted in writing by MLBFS.

(b)     Other Terms. Except as otherwise defined herein, all terms used in this Agreement which are defined in the Uniform Commercial Code of Illinois (“UCC”) shall have the meanings set forth in the UCC.

2.     COLLATERAL

(a)     Pledge of Collateral. To secure payment and performance of the Obligations, Grantor hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS a first lien and security interest in and upon all of the Collateral, subject only to Permitted Liens.

(b)     Liens. Except upon the prior written consent of MLBFS, Grantor shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

(c)     Performance of Obligations. Grantor shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Grantor’s said obligations.

(d)     Notice of Certain Events. Grantor shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

(e)     Indemnification Grantor shall indemnify, defend and save MLBFS harmless from and against any and all claims, losses, costs, expenses (including, without limitation, reasonable attorneys’ fees and expenses), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, use, operation, condition or maintenance of any Collateral, or (ii) any failure by Grantor to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, losses, etc. arising out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Agreement as to all matters arising or accruing prior to such expiration or termination.

(f)     Insurance. Grantor shall insure all of the tangible Collateral with an insurer or insurers reasonably acceptable to MLBFS, under a policy or policies of physical damage insurance reasonably acceptable to MLBFS providing that (i) losses will be payable to MLBFS as its interests may appear pursuant to a Lender’s Loss Payable endorsement , and (ii) MLBFS will receive not less than 10 days prior written notice of any cancellation; and containing such other provisions as may be reasonably required by MLBFS. Grantor shall maintain such other insurance as may be required by law or otherwise reasonably required by MLBFS. Grantor shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

(g)     Event of Loss. Grantor shall at its expense promptly repair all repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an “Event of Loss”) and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of (i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Grantor or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such tangible Collateral shall advise either Grantor or MLBFS that it disclaims liability in respect of such Event of Loss, Grantor shall, at Grantor’s option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Grantor shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or pay to MLBFS on account of the Obligations an amount equal to the actual cash value of such Collateral as determined by either the applicable insurance company’s payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or payment, as aforesaid, an Event of Default shall have occurred and be continuing hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Grantor to either replace such Collateral or make a payment on account of the Obligations, as aforesaid.

(h)     Sales and Collections. So long as no Event of Default shall have occurred and be continuing, Grantor may in the ordinary course of its business: (i) sell any Inventory normally held by Grantor for sale, (ii) use or consume any materials and supplies normally held by Grantor for use or consumption, and (iii) collect all of its Accounts. Grantor shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

(i)     Account Schedules. Upon the request of MLBFS, made now or at any time or times hereafter, Grantor shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS’ security interests hereunder, each Account Debtor by name and address and amount, invoice number and date of each invoice. Grantor shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Grantor as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(j)     Location. Except for movements in the ordinary course of its business, Grantor shall give MLBFS 30 days’ prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Grantor cause or permit any tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

(k)     Alterations and Maintenance. Except upon the prior written consent of MLBFS, Grantor shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Grantor shall at all times keep the tangible Collateral in good condition and repair and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to each Location of Tangible Collateral, except for any such obligations being contested by Grantor in good faith by appropriate proceedings.

3.     REPRESENTATIONS AND WARRANTIES

Grantor represents and warrants to MLBFS that:

(a)     Organization. Grantor is a corporation duly organized and validly existing in good standing under the laws of the State of Missouri, and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b)     Execution, Delivery and Performance. The execution, delivery and performance by Grantor of this Agreement have been duly authorized by all requisite action, do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or governed Grantor, and do not and will not breach or violate any of the provisions of, and will not result in a default by Grantor under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

(c)     Notice or Consent. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Grantor of this Agreement.

(d)     Valid and Binding. This Agreement is the legal, valid and binding obligation of Grantor, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e)     Financial Statements. Except as expressly set forth in Grantor ‘s financial statements, all financial statements of Grantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended; and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation.

(f)     Litigation, etc. No litigation, arbitration, administrative or governmental proceedings are pending or threatened against Grantor, which would, if adversely determined, materially and adversely affect the financial condition or continued operations of Grantor, or the liens and security interests of MLBFS hereunder.

(g)     Taxes. All federal, state and local tax returns, reports and statements required to be filed by Grantor have been filed with the appropriate governmental agencies and all taxes due and payable by Grantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or the financial condition or continued operations of Grantor).

(h)     Collateral. Grantor has good and marketable title to the Collateral, and, except for any Permitted Liens: (i) none of the Collateral is subject to any lien, encumbrance or security interest, and (ii) upon the filing of all Uniform Commercial Code financing statements executed by Grantor with respect to the Collateral or a copy of this Agreement in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect is lien and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

Each of the foregoing representations and warranties has been and will be relied upon as an inducement to MLBFS to advance funds or extend or continue to extend credit to Customer, and is continuing and shall be deemed remade by Grantor concurrently with each such advance or extension of credit by MLBFS to Customer.

4.     FINANCIAL AND OTHER INFORMATION

Grantor covenants and agrees that Grantor will furnish or cause to be furnished to MLBFS during the term of this Agreement such financial and other information as may be required by the Loan Agreement or any other document evidencing the Obligations or as MLBFS may from time to time reasonably request relating to Grantor or the Collateral.

5.     OTHER COVENANTS

Grantor further agrees during the term of this Agreement that:

(a)     Financial Records; Inspection. Grantor will: (i) maintain complete and accurate books and records at its principal place of business, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

(b)     Taxes. Grantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

(c)     Compliance With Laws and Agreements. Grantor will not violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

(d)     Notification By Grantor. Grantor shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any materially adverse change in the business, financial condition or operations of Customer or Grantor; and (iii) any information which indicates that any financial statements of Customer or Grantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements. Each notification by Grantor pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(e)     Notice of Change Grantor shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business of Grantor.

(f)     Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) Grantor shall not be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Grantor, or (B) a material adverse change in the financial condition or operations of Grantor; (ii) Grantor shall preserve its existence and good standing in the jurisdiction(s) of establishment and operation; (iii) Grantor shall not engage in any material business substantially different from its business in effect as of the date of application by Customer for credit from MLBFS, or cease operating any such material business; (iv) Grantor shall not cause or permit any other person or entity to assume or succeed to any material business or operations of Grantor; and (iv) Grantor shall not cause or permit any material change in its controlling ownership.

6.     EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an “Event of Default” under this Agreement:

(a)     Event of Default Under any Loan Agreement. An Event of Default shall occur under the terms of the Loan Agreement.

(b)     Failure to Perform. Grantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Agreement (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for 10 Business Days after written notice thereof shall have been given by MLBFS to Grantor.

(c)     Breach of Warranty. Any representation or warranty made by Grantor contained in this Agreement shall at any time prove to have been incorrect in any material respect when made.

(d)     Default Under Other Agreement. A default or Event of Default by Grantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(e)     Seizure or Abuse of Collateral. The Collateral, or any material part thereof, shall be or become subject to any levy, attachment, seizure or confiscation which is not released within 10 Business Days.

(f)     Bankruptcy Event. Any Bankruptcy Event shall occur.

(g)     Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Grantor has been materially impaired. The existence of such a material impairment shall be determined in a manner consistent with the intent of Section 1-208 of the UCC.

(h)     Acceleration of Debt to Other Creditors. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Grantor to another creditor under any indenture, agreement, undertaking, or otherwise.

7.     REMEDIES

(a)     Remedies Upon Default Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i)     Acceleration. MLBFS may declare all Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all Obligations shall automatically become due and payable without any action on the part of MLBFS.

(ii)     Exercise Rights of Secured Party. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Agreement.

(iii)     Possession. MLBFS may require Grantor to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Grantor, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Grantor.

(iv)     Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper, and MLBFS may purchase any Collateral at any such public sale; and the net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Grantor or whoever else may be entitled thereto, and with Customer and each guarantor of Customer’s obligations remaining jointly and severally liable for any amount remaining unpaid after such application.

(v)     Delivery of Cash, Checks, Etc. MLBFS may require Grantor to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Grantor at any time in full or partial payment of any Collateral, and require that Grantor not commingle any such items which may be so received by Grantor with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

(vi)     Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(vii)     Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Grantor name on any item of payment on or proceeds of the Collateral, and, in connection therewith, MLBFS may notify the postal authorities to change the address for delivery of mail addressed to Grantor to such address as MLBFS may designate.

(b)     Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credits, deposits, accounts, financial assets, investment property, securities and any other property of Grantor which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S. Grantor hereby collaterally assigns and grants to MLBFS a security interest in all such property as additional Collateral.

(c)     Power of Attorney. Effective upon the occurrence and during the continuance of an Event of Default, Grantor hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS’ sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Grantor included in the Collateral.

(d)     Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively. Any notice required under this Agreement or under applicable law shall be deemed reasonably and properly given to Grantor if given at the address and by any of the methods of giving notice set forth in this Agreement at least 5 Business Days before taking any action specified in such notice.

(e)     Notices. To the fullest extent permitted by applicable law, Grantor hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Grantor waives all rights of redemption or reinstatement from any such sale. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Grantor further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

8.     MISCELLANEOUS

(a)     Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Agreement shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Agreement, nor any consent to any departure by Grantor therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Agreement and any consent to any departure by Grantor from the terms of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Grantor shall in any case entitle Grantor to any other or further notice or demand in similar or other circumstances.

(b)     Communications. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Agreement, and, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(c)     Costs, Expenses and Taxes. Grantor shall pay or reimburse MLBFS upon demand for: (i) all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS’ rights hereunder or in the Collateral; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Agreement; and (iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the enforcement of this Agreement or the protection of MLBFS’ rights hereunder, excluding, however, salaries and expenses of MLBFS’ employees. The obligations of Grantor under this paragraph shall survive the expiration or termination of this Agreement and the discharge of the other Obligations.

(d)     Right to Perform Obligations. If Grantor shall fail to do any act or thing which it has covenanted to do under this Agreement or any representation or warranty on the part of Grantor contained in this Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Grantor (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Grantor upon demand, with interest at the highest “Interest Rate” under the Loan Agreement under the Loan Agreement, or the highest interest rate permitted by law, whichever is less, during the period from and including the date funds are so expended by MLBFS to the date of repayment, and any such amounts due and owing MLBFS shall be additional Obligations. The payment or performance by MLBFS of any of Grantor’s obligations hereunder shall not relieve Grantor of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

(e)     Further Assurances. Grantor agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Agreement, or to establish, perfect and maintain MLBFS’ security interests and liens upon the Collateral, including, but not limited to: (i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(f)     Binding Effect. This Agreement shall be binding upon Grantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns.

(g)     Headings. Captions and section and paragraph headings in this Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(h)     Governing Law. This Agreement shall be governed in all respects by the laws of the State of Illinois.

(i)     Severability of Provisions. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

(j)     Term. This Agreement shall become effective upon acceptance by MLBFS, and, subject to the terms hereof, shall continue in effect so long thereafter as either MLBFS shall be committed to advance funds or extend credit to Customer or there shall be any Obligations outstanding.

(k)     Counterparts. This Agreement may be executed in one or more counterparts which, when taken together, constitute one and the same agreement.

(l)     Jurisdiction; Waiver. GRANTOR ACKNOWLEDGES THAT THIS AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS’ RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS AGREEMENT IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE GRANTOR OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. GRANTOR IRREVOCABLY SUBMITS ITSELF TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND GRANTOR WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND THE CONVENIENCE OF ANY SUCH FORUM, AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. GRANTOR FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND GRANTOR HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LOAN AGREEMENT, THIS AGREEMENT AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THE LOAN AGREEMENT OR THIS AGREEMENT. GRANTOR FURTHER WAIVES THE RIGHT TO BRING ANY NON-COMPULSORY COUNTERCLAIMS.

(m)     Integration. THIS WRITTEN AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. NO AMENDMENT OR MODIFICATION OF THIS AGREEMENT SHALL BE EFFECTIVE UNLESS IN A WRITING SIGNED BY BOTH MLBFS AND GRANTOR.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

SUNSHINE PRODUCTS, INC.

         By: ____________________________________________________________________________________

Signature (1)	Signature (2)

         By: ____________________________________________________________________________________

Printed Name	Printed Name

         By: ____________________________________________________________________________________

Title	Title

Accepted at Chicago, Illinois:

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By: __________________________________________________________

EXHIBIT A

ATTACHED TO AND HEREBY MADE A PART OF SECURITY AGREEMENT NO. 876-07H74 BETWEEN MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. AND SUNSHINE PRODUCTS, INC.

Locations of Tangible Collateral:

[GRAPHIC OMITTED]

COLLATERAL REMOVAL AGREEMENT

The undersigned Landlord is the record owner and lessor to SUNSHINE PRODUCTS, INC. (“Tenant”) of the real property commonly known as 1149 RECO Drive, St. Louis, Missouri 63126 (the “Premises”).

Landlord has been advised that MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. (“MLBFS”) has or is about to lend moneys to, extend or continue to extend credit to or for the benefit of, or enter into another financial accommodation with, Tenant, or for the benefit of a third party based upon the credit and/or collateral of Tenant, and in connection therewith that Tenant has granted or is about to grant to MLBFS a security interest in, among other collateral, the following property of Tenant; to wit:

all accounts receivable, equipment, inventory, removable trade fixtures and other tangible and intangible personal property now or hereafter owned by Tenant (“MLBFS’ Collateral”).

Among other conditions thereof, MLBFS has required that Landlord execute and deliver this Agreement.

Accordingly, and for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord hereby agrees that in the event that MLBFS shall at any time seek to take possession of or remove all or any part of MLBFS’ Collateral from the Premises, Landlord will not hinder the same or interfere or object thereto, and Landlord hereby consents to MLBFS’ entry upon the Premises for such purposes; provided, however, that: (i) any such removal shall be made during reasonable business hours; (ii) MLBFS shall not, without the prior written consent of Landlord, conduct any public or auction sale on the Premises; and (iii) MLBFS shall promptly at its expense repair any damage to the Premises directly caused by any such removal by MLBFS or its agents of MLBFS’ Collateral from the Premises.

This Agreement shall be binding upon and shall inure to the benefit of Landlord and it successors, assigns, heirs and/or personal representatives, as applicable, and MLBFS and its successors and assigns.

Dated as of January 6, 2003.

Landlord:______________________________________________

         By: ____________________________________________________________________________________

Signature (1)	Signature (2)

         By: ____________________________________________________________________________________

Printed Name	Printed Name

         By: ____________________________________________________________________________________

Title	Title

January 6, 2003

To: CAPITAL SOURCE

Attention: ________________________

Phone Number: ___________________

Ladies and Gentlemen:

You are hereby authorized and directed to furnish to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., 222 North LaSalle Street, 17th Floor, Chicago, IL 60601 (“MLBFS”):

1.     A payoff letter in the form attached hereto setting forth the amounts necessary to pay off all loans and obligations of the undersigned to you and the other information set forth on said form; and

2.     Such information about the undersigned’s loans and obligations, credit history and the relationship between you and the undersigned as may be requested by MLBFS.

If and when all of the undersigned’s said loans and obligations have been fully paid and satisfied, please forward UCC and/or other applicable lien terminations directly to MLBFS.

Very truly yours,

DERMA SCIENCES, INC.

By: _________________________________________________

Title: ______________________________________________

CAPITAL SOURCE

PAYOFF LETTER

         Date: __________________

Merrill Lynch Business Financial Services Inc.222
North LaSalle Street, 17th Floor
Chicago, IL 60601

Ladies and Gentlemen:

In accordance with the request of DERMA SCIENCES, INC. (“Customer”), the following are the amounts necessary to fully pay off all loans and other obligations of Customer to CAPITAL SOURCE:

Loan No(s): __________________________________________________________________

Balance of Principal & Interest as of ______________, 2003: $_______________

Per Diem Interest: $_______________

Funds to pay off said loan(s) should be wire transferred to:

      CAPITAL SOURCE

      Bank’s Address: ______________________________________________

      Routing #:____________________________________________________

      Account Name: ________________________________________________

      Account #:____________________________________________________

      Attention: ___________________________________________________

      Phone #: _____________________________________________________

Upon our receipt of the above-referenced wire transfer, all security interests, mortgages, deeds of trust and other liens or encumbrances that we may have with respect to property of Customer and/or Sunshine Products, Inc. (collectively the “Loan Parties”) will immediately terminate and cease to be effective. We shall not at any time after the date hereof take or authorize any action to be taken which would continue or amend such security interests which are to be so terminated and released.

We hereby authorize Merrill Lynch Business Financial Services Inc. (“MLBFS”), to (at any time after our receipt of the above-referenced wire transfer) file on our behalf, as secured party of record, any amendment, termination or such other financing statement as deemed necessary or desireable to terminate and release any financing statements or UCC-1 filings for which we are named or listed as the secured party of record and for which the Customer or any Loan Party is named or listed as the debtor. We acknowledge that while MLBFS is authorized, MLBFS is not obligated to file any such amendment, termination or other financing statement in full or in part, to terminate or release any such financing statements or UCC-1 filings.

We further agree that upon your request, we will execute and deliver to you such statements or other instruments or documents or take such action or actions from time to time as may be necessary and required in order to enable you to effectuate the terminations and releases of all security interests, mortgages, deeds of trust and other liens or encumbrances that we may have with respect to property of Customer or any Loan Party.

Very truly yours,

CAPITAL SOURCE

By: _________________________________________________

Title: ______________________________________________
      (Must be signed by an Officer)

PLEASE FURNISH THIS FORM TO YOUR INSURANCE AGENT, OR FILL IN YOUR AGENT’S NAME, ADDRESS AND PHONE NUMBER, SIGN AND RETURN THE FORM,AND
WE WILL DIRECTLY REQUEST THE REQUIRED CERTIFICATE OF INSURANCE.

Customer’s Insurance Agent:

   (Name, address & phone #)

_________________

_________________

_________________

_________________

_________________

In connection with one or more credit facilities from MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. (“MLBFS”) to or for the benefit of DERMA SCIENCES, INC. (“Customer”), you are hereby authorized and directed by Customer to provide and maintain the following policies of insurance for the benefit of MLBFS at the expense of Customer, and to furnish to MLBFS a certificate of each policy of insurance and, not later than 10 days prior to expiration, a certificate of each renewal policy, as follows:

Property Damage Insurance

(a)     Property damage insurance with all risk clauses on the contents located at 214 Carnegie Center, Suite 100, Princeton, NJ 08540 and all Additional Locations of Tangible Collateral (the “Business Personal Property”).

(b)     MLBFS should be named as Loss Payee on the Business Personal Property and the policy must include a lender’s loss payable endorsement in favor of MLBFS.

(c)     MLBFS must receive not less than 30 days prior written notice of any cancellation or material modification.

Each certificate should be mailed to MLBFS as follows:

Merrill Lynch Business Financial Services Inc.
222 North LaSalle Street, 17th Floor
Chicago, IL 60601

Very truly yours,

DERMA SCIENCES, INC.

         By: ____________________________________________________________________________________

Signature (1)	Signature (2)

         By: ____________________________________________________________________________________

Printed Name	Printed Name

         By: ____________________________________________________________________________________

Title	Title

SUNSHINE PRODUCTS, INC.

         By: ____________________________________________________________________________________

Signature (1)	Signature (2)

         By: ____________________________________________________________________________________

Printed Name	Printed Name

         By: ____________________________________________________________________________________

Title	Title

[GRAPHIC OMITTED]

Private Client Group

Merrill Lynch Business Financial Services Inc.
222 North LaSalle Street 17th Floor
Chicago, Illinois 60601
312-269-4488
FAX: (312) 499-3251

January 6, 2003

Mr. John Yetter
Derma Sciences, Inc.
214 Carnegie Center
Suite 100
Princeton, NJ 08540

         Re: WCMA Line of Credit Approval

Dear Mr. Yetter,

As I believe you know, we have approved the request of Derma Sciences, Inc. (“Customer”) for a WCMA Line of Credit upon the terms and conditions set forth in the enclosed documents (“Loan Documents”).

For your information, the following are some of the principal terms of the approval:

Maximum WCMA Line of Credit: An amount Equal to the lesser of: (A) $2,000,000.00, or (B) 80% of Customer’s Accounts and Chattel Paper, as shown on its regular books and records (excluding Accounts over 90 days old, Accounts directly or indirectly due from any person or entity not domiciled in the United States or from any shareholder, officer or employee of Customer or any affiliated entity), and 50% of Customer’s Inventory as shown on its regular books and records (excluding all work-in-process inventory, and inventory located in Canada).

WCMA Interest Rate: Variable at a per annum rate equal to the sum of 3.00% plus the one-month LIBOR (as published in The Wall Street Journal), based upon actual days elapsed over a 360-day year.

        Initial Expiration Date: January 31, 2004 (subject to renewal annually thereafter).

      Annual WCMA Line Fee: $20,000.00.

Please refer to the Loan Documents for a complete statement of the terms.

In addition to conditions set forth in the Loan Documents, our approval is subject to:

(a)     The payment by Customer of an amount equal to the greater of the cost of all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS’ rights thereunder or $175.00 (the “Search Deposit”) to cover the cost of all Uniform Commercial Code filing and search fees and expenses (including tax searches) incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS’ rights thereunder. To the extent the Search Deposit has not been received by MLBFS, Customer hereby authorizes MLBFS, at its option, to either cause the Search Deposit or any remaining outstanding balance thereof initial to be paid on the Activation Date with a WCMA Loan, or invoice Customer for such initial Line Fee (in which event Customer shall pay said fee within 5 Business Days after receipt of such invoice).

(b)     The valid subscription and continued maintenance by Customer of a Working Capital Management Account with Merrill Lynch, Pierce, Fenner and Smith Incorporated for use in connection with the WCMA Line of Credit, which subscription and maintenance shall be evidenced on Merrill Lynch’s computer system.

(c)     Our receipt of all of the Loan Documents together with any additional documents contemplated thereby or otherwise reasonably required by us, all of which shall be duly executed and, if applicable, recorded, and all of which shall be in form and substance satisfactory to us.

(d)     Acceptance by us in writing of the executed Loan Documents at our office in Chicago after review and a final determination by us of the consistency of the Loan Documents with our original internal credit approval. (Without limiting the foregoing, it should be understood that prior to such acceptance we are not bound by any clerical or other errors in or omissions from the Loan Documents.)

(e)     Our continuing satisfaction with the financial condition of Customer and each guarantor of Customer’s obligations to us.

(f)     There not occurring any event which under the terms of the Loan Documents would constitute a Default.

(g)     Evidence satisfactory to us of the perfection and priority of any liens required by us in the Loan Documents.

(h)     Our receipt and satisfaction with a payoff letter from Capital Source setting forth: (i) a payoff balance as of a specified date; (ii) a per diem interest charge; (iii) wire transfer instructions; and (iv) a statement that upon receipt of the payoff amount said bank will terminate all of its liens and security interests on Customer’s assets, and remit stamped copies of UCC Termination Statements and/or other appropriate documents evidencing said termination to us. A form of payoff letter is enclosed.

(h)     Our receipt of a Certificate of Insurance satisfactory to us evidencing a policy or policies of physical damage insurance on the tangible collateral described in the Loan Documents, and providing that losses shall be payable to us as our interests may appear pursuant to a Lender’s Loss Payable Endorsement, and that we shall receive not less than 10 days prior notice of any cancellation or material amendment.

In addition to the foregoing, our approval is subject to our receipt (where applicable) and satisfaction with the following:

(1) Financial Reference;

(2) Current Accounts Receivable Aging Report dated within 15 days of funding;

(3) Current Inventory Report dated within 15 days of funding; and

(4) Customer Reference.

Our approval will remain open subject to said conditions until February 1, 2003, after which time it shall be void.

Note that the Loan Documents require an initial WCMA Line Fee of $20,000.00. This fee will be charged to Customer’s WCMA Account after the Loan Documents have been executed and returned to us. Note further that under the terms of the Loan Documents Customer is responsible for UCC filing and search fees and expenses and any taxes in connection with the Loan Documents and/or such filing .

In addition to such Line Fee the Loan Documents require Customer to pay or reimburse MLBFS for the cost of all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS’ rights thereunder. To which extent, an initial money deposit of $175.00 is hereby requested. Upon receipt of this deposit, MLBFS will conduct or have conducted lien, tax, litigation and other related searches of the proposed borrower and any business entity providing collateral. This deposit will be applied to Search Deposit, as hereinafter described.

To assist you in completing the Loan Documents, we have affixed a “Sign Here” sticker to each page requiring a signature, and have penciled an “x” in front of each signature line.

In order to minimize signature requirements, we normally seek only one copy of each of the Loan Documents. After the WCMA Line of Credit has been activated, we will return a fully executed duplicate copy for your records.

Although we will endeavor to make the WCMA Line of Credit available as soon as feasible after the conditions of our approval have been met, there may be system delays of up to several days until actual availability. Accordingly, we suggest that you contact us prior to your initial use of the WCMA line.

If you have any questions about our approval or the structure or terms of the facility, please call Jessica Schultz at 312-499-3056. If you have any questions about the Loan Documents, please call me at 312-269-4488.

Very truly yours,

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

      By: _________________________________________________Thomasine Konkel
Documentation Manager

cc: Ms. Susan R Lonergan
    Jessica Schultz

[GRAPHIC OMITTED]

COMPLIANCE CERTIFICATE

To:
Merrill Lynch Business Financial Services Inc. (“MLBFS”)
222 North LaSalle Street 17th
Floor
Chicago, IL 60601

The undersigned, on behalf of DERMA SCIENCES, INC. (“Customer”), hereby certifies to MLBFS that: (i) he/she is an officer authorized to execute and deliver this certificate on behalf of Customer, and is familiar with the business and financial condition of the Customer; (ii) the financial statements delivered with this Certificate fairly present in all material respects the results of operations and financial condition of Customer; and (iii) to the best of my knowledge and belief, after reasonable investigation, each of the following statements is true and correct as of the date hereof: (a) no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute and Event of Default, has occurred or is continuing, (b) no material adverse change in the financial condition of Customer has occurred or is continuing, and (c) the attached annexations, which are hereby incorporated herein by reference, are accurate, true and correct, and do not fail to state any material fact known (or should have been known) to Customer which would, but for the lapse of time, make any such statement or calculation false in any respect.

Date: ___________________

_________________

      Signature

_________________

      Printed Name

_________________

      Title

INSTRUCTIONS: IN ACCORDANCE WITH THE TERMS OF THE LOAN AGREEMENT (TO WHICH THIS ORIGINAL FORM OF COMPLIANCE CERTIFICATE IS ATTACHED AS EXHIBIT B), THIS COMPLIANCE CERTIFICATE AND THE ATTACHED ANNEXATIONS MUST BE COMPLETED BY YOU WITHIN 45 DAYS AFTER THE CLOSE OF EACH CALENDAR QUARTER. MLBFS EXPECTS YOU TO MAKE COPIES OF THIS ORIGINAL FORM OF COMPLIANCE CERTIFICATE AND SEND THEM QUARTERLY TO MLBFS WITHOUT NOTIFICATION OR REMINDER. ADDITIONAL COPIES WILL BE PROVIDED TO YOU UPON REQUEST.

FIXED CHARGE COVERAGE RATIO ANNEX

TO COMPLIANCE CERTIFICATE (Exhibit B to Loan Agreement)

Customer’s “Fixed Charge Coverage Ratio” shall at all times exceed 1.25 to 1. For purposes hereof, “Fixed Charge Coverage Ratio” shall mean the ratio of: (a) income before interest (including payments in the nature of interest under capital leases), taxes, depreciation, amortization, and other non-cash charges, minus any internally financed capital expenditures, to (b) the sum of the aggregate principal and interest paid or accrued, the aggregate rental under capital leases paid or accrued, any dividends and other distributions paid or payable to shareholders, and taxes paid in cash; all as determined on a trailing 12-month basis as set forth in Customer’s regular Quarterly financial statements prepared in accordance with GAAP.

As of _________________ (insert Quarterly end date) for the prior trailing 12-month period :

Net after-tax income                          $_______________
taxes (+)                                     $_______________
interest  (+)                                 $_______________
depreciation (+)                              $_______________
amortization (+)                              $_______________
other non-cash charges (+)                    $_______________
internally financed capital expenditures (-)  $_______________
(a) Total EBITDA (=)                                           $_______________

principal and interest                        $_______________
rents under capital leases (+)                $_______________
div./distr. to owners (+)                     $_______________
taxes paid in cash (+)                        $_______________
(b) Total fixed charges (=)                                    $_______________

        Fixed Charge Coverage Ratio (a/b) __________ to 1.

In Compliance? Yes / No

[GRAPHIC OMITTED]

LANDLORD’S SUBORDINATION AGREEMENT

The undersigned Landlord is the record owner and lessor to DERMA SCIENCES, INC. (“Tenant”) of the real property commonly known as 214 Carnegie Center, Suite 100, Princeton, NJ 08540 (the “Premises”).

Landlord has been advised that MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. (“MLBFS”) has or is about to lend moneys to, extend or continue to extend credit to or for the benefit of, or enter into another financial accommodation with, Tenant, or for the benefit of a third party based upon the credit and/or collateral of Tenant, and in connection therewith that Tenant has granted or is about to grant to MLBFS a security interest in, among other collateral, the following property of Tenant (“MLBFS’ Collateral”); to wit:

All equipment, inventory, removable trade fixtures and other tangible and intangible personal property now and hereafter owned by Tenant.

Among other conditions thereof, MLBFS has required that Landlord execute and deliver this Agreement. Accordingly, and for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord hereby agrees as follows:

1.     Landlord hereby subordinates for the benefit of MLBFS, and with respect to all present and future obligations of or secured by Tenant to MLBFS, any right or interest in MLBFS’ Collateral which, but for this Agreement, would or might be prior to the rights and/or security interests of MLBFS, as aforesaid; and Landlord agrees so long as Tenant shall be obligated to MLBFS, it will not, without the prior consent of MLBFS, exercise any right under local law to levy or distrain upon any of MLBFS’ Collateral.

2.     Landlord further agrees that in the event that MLBFS shall at any time seek to take possession of or remove all or any part of MLBFS’ Collateral from the Premises, Landlord will not hinder the same or interfere or object thereto, and Landlord hereby consents to MLBFS’ entry upon the Premises for such purposes; provided, however, that: (i) any such removal shall be made during reasonable business hours; (ii) MLBFS shall not, without the prior written consent of Landlord, conduct any public or auction sale on the Premises; and (iii) MLBFS shall promptly at its expense repair any damage to the Premises directly caused by any such removal by MLBFS or its agents of MLBFS’ Collateral from the Premises.

This Agreement shall be binding upon and shall inure to the benefit of Landlord and it successors, assigns, heirs and/or personal representatives, as applicable, and MLBFS and its successors and assigns.

Dated as of January 6, 2003.

Landlord:_______________________________________________

         By: ____________________________________________________________________________________

Signature (1)	Signature (2)

         By: ____________________________________________________________________________________

Printed Name	Printed Name

         By: ____________________________________________________________________________________

Title	Title